UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2008 (March 5, 2008)

WESCORP ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30095	33-0921967
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Suite 770, 435 - 4th Avenue S.W., Calgary, Alberta, Canada T2P 3A8
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (403) 206-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

On March 5, 2008, Wescorp Energy Inc. (the “Company”) issued a press release entitled “Canadian Heavy Oil Company Selects Wescorp NAVIGATOR Services to Streamline Field Operations”. The press release is attached as Exhibit 99.1 hereto.

All of the information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Document

99.1	Press Release dated March 5, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCORP ENERGY INC.

March 10, 2008	By:	/s/ Douglas Biles
Douglas Biles
Chief Executive Officer

Exhibit Index

Exhibit No. Document

99.1	Press Release dated March 5, 2008